                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                January 25, 2000

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                              CERIDIAN CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                 1-1969                   52-0278528
  (State or other jurisdiction      (Commission             (I.R.S. Employer
        of incorporation)           File Number)           Identification No.)


              8100 34TH AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55425
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (612) 853-8100

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Item 5.       OTHER EVENTS.

              On January 25, 2000, the Registrant issued a press release reporting its fourth quarter and full year 1999 earnings results, major U.S. payroll initiatives and investments resulting in lowered expectations for 2000, and Mr. Lawrence Stranghoener, Executive Vice President and Chief Financial Officer, accepting a position with an emerging technology company, a copy of which is annexed hereto as Exhibit 99.1.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              c.  EXHIBITS

                  99.1 Ceridian Corporation News Release dated January 25, 2000 reporting fourth quarter and full year 1999 earnings results, major U.S. payroll initiatives and investments resulting in lowered expectations for 2000, and Mr. Lawrence Stranghoener, Executive Vice President and Chief Financial Officer, accepting a position with an emerging technology company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CERIDIAN CORPORATION


                                 /s/ GARY M. NELSON
                                 ----------------------------------------------
                                 Gary M. Nelson
                                 Vice President, General Counsel and Secretary

Dated:  January 25, 2000


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                                INDEX TO EXHIBITS

Exhibit No.         Item                                             Method of Filing
-----------         ------                                           -------------------
99.1                Ceridian Corporation News Release                 Filed electronically
                    dated January 25, 2000 reporting
                    fourth quarter and full year 1999
                    earnings results, major U.S. payroll
                    initiatives and investments resulting in
                    lowered expectations for 2000, and
                    Mr. Lawrence Stranghoener, Executive Vice
                    President and Chief Financial Officer,
                    accepting a position with an emerging
                    technology company.


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